SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2005

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                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)

            Wyoming                    000-28506                 13-3411167
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


        67 Wall Street, Suite 2211
            New York, New York                                      10005
   (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (212) 804-5704


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--------------------------------------------------------------------------------

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 1.01   Entry into a Material Definitive
            Agreement......................................................  3

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.......  3

Item 8.01   Other Events...................................................  4

Item 9.01   Exhibits.......................................................  4

Signature..................................................................  5








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Item 1.01 Entry into a Material Definitive Agreement.

      Please see Item 5.02(c) and (d) below for a description of the material terms of the agreement entered into by Trackpower, Inc. (the "Company") and Edward M. Tracy, who was elected to the Board of Directors and as the Company's new President and Chief Executive Officer on May 27, 2005.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (b) Mr. Arnold Smolen resigned as a director of the Company effective May 27, 2005. Mr. John Simmonds resigned his positions as Chief Executive Officer ("CEO")and Chief Financial Officer ("CFO") on May 27, 2005, when Mr. Tracy and Mr. Hokkanen were appointed to their respective positions.

      (c) and (d). At a board meeting on May 27, 2005, the Company appointed Mr. Edward M. Tracy as a director, President and CEO. Attached is a press release, dated Wednesday, May 11, 2005, entitled "Trackpower Appoints Edward M. Tracy As New CEO."

      Since October 2000, Mr. Tracy has been the CEO of the Tracy Group, a Casino Management and Development Company. The Tracy Group focuses on workout strategies, development of management and marketing strategies, and ground-up development for a variety of clients. The Tracy Group is currently engaged in several workout projects in New York as well as ground-up development in Pennsylvania. Prior to forming the Tracy Group, Mr. Tracy has had over twenty years of management and development experience in the gaming and hospitality industry. His experience includes serving as Chairman and CEO of Capital Gaming, a multi-jurisdictional manager of Native American and Riverboat Casinos. Mr. Tracy also served as CEO of the Trump Organization, which organization includes casino, hotel and entertainment entities. During his tenure at the Trump Organization, Mr. Tracy was responsible for managing over 13,500 employees, 3,000 luxury rooms and 240,000 square feet of casino space, which produced annual revenues in excess of $1 billion.

      The Company entered into a Letter Memorandum with Mr. Tracy on May 11, 2005, which is intended to be replaced with a more formal compensation agreement within 60 days. Mr. Tracy will be responsible for the development of gaming entities. The term of the agreement is five years, calls for monthly compensation of $50,000 plus a $12,000 annual car allowance, key man insurance and all customary benefits for similar executives. Mr. Tracy will also be entitled to a performance bonus which shall be mutually agreed upon. Mr. Tracy shall receive common stock representing 2.5% of the outstanding stock on May 1, 2005 and 0.5% annually for the next five years. The Company also agreed to pay Mr. Tracy a minimum success fee of $250,000 in the event the Company obtains minimum financing of $25,000,000. In the event the Company obtains more than $25,000,000 Mr. Tracy shall be entitled to an additional fee of 1% of the excess. The agreement is assignable subject to the consent of Mr. Tracy.

      At the May 27, 2005 board meeting, the Company also appointed Mr. Gary N. Hokkanen as CFO.

      Mr. Hokkanen is an executive level financial manager with over 6 years experience in public company financial management. Mr. Hokkanen holds a Bachelor of Arts degree from the University of Toronto and is a CMA (Certified Management Accountant) and a member of the

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Society of Management Accountants, Ontario. Mr. Hokkanen is currently and has been CFO of Wireless Age Communications, Inc., a retail and wholesale distributor of wireless communications products since May 2003. On October 15, 2004 Mr. Hokkanen was appointed CFO of Azonic Corporation, a development stage company involved in development of a low cost disposable cellular phone and continues to serve in such capacity. From January 2001 to April 2003, Mr. Hokkanen was the CFO of IRMG Inc., a Toronto based financial management consulting firm. Mr. Hokkanen served as CFO of Simmonds Capital Limited, a diversified communications distributor from July 1998 to January 2001 and served as CFO of Trackpower Inc. from February 1998 to June 2001. For the period April 1996 to July 1998, Mr. Hokkanen served as Treasurer of Simmonds Capital Limited.

      Effective May 1, 2005, the Company by verbal agreement modified the management services agreement with Simmonds Mercantile and Management Inc. ("SMMI"). The Company had previously paid for the executive management services of Mr. John Simmonds, the Company's Chairman and former CEO, and Ms. Carrie Weiler, the Company's Corporate Secretary, for $10,000 per month. On May 1, 2005 the Company agreed to increase the monthly fee by $5,000 in respect of the services of Mr. Hokkanen. SMMI provides services to entities other than the Company, and each of Mr. Simmonds, Mr. Hokkanen and Ms. Weiler currently devote, or may devote in the future, some portion of their working time to the management of other entities. Under the terms of Mr. Hokkanen's employment agreement with SMMI he will be paid CAD$160,000 annually, which amount is equal to approximately US$128,000. Mr. Simmonds, Ms. Weiler and Mr. Hokkanen own 100% of SMMI and Mr. Hokkanen's stake is 25%.

Item 8.01. Other Events.

      On June 1, 2005, Trackpower, Inc. issued a press release entitled "Trackpower Inc. To Call a Shareholders Meeting" regarding potential financings, asset acquisitions, the strategic direction of the Company and the appointment of Messrs. Tracy and Hokkanen. The full text of this press release is attached hereto as Exhibit 99.2.

Item 9.01.  Exhibits.

      (c)

Exhibit No.       Description
-----------       -----------

99.1 Press release, dated Wednesday May 11, 2005, entitled "Trackpower Appoints Edward M. Tracy As New CEO."


99.2 Press release, dated Wednesday June 1, 2005, entitled "Trackpower Inc. To Call a Shareholders Meeting."



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Trackpower, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2004

                                       TRACKPOWER, INC.

                                       By: /s/ Gary N. Hokkanen
                                          ------------------------------
                                          Name:  Gary N. Hokkanen
                                          Title: Chief Financial Officer





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